INDEMNITY GUARANTY
THIS INDEMNITY GUARANTY (this “Guaranty”) is executed as of May 14 2019, by COGNICAL, INC., a Delaware corporation (“Holdings”) and COGNICAL HOLDINGS, INC., a Delaware corporation (“Parent Entity” and, together with Holdings, the “Guarantors” and each, individually, a (“Guarantor”), for the benefit of MIDTOWN MADISON MANAGEMENT LLC, a Delaware limited liability company having an address at 780 Third Avenue, 27th Floor, New York, New York in its capacity as agent for itself as a Lender and the Lenders (as defined below) (in such capacity, the “Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Loan and Security Agreement dated as of May 14, 2019 (as the same may be amended, restated or modified from time to time, the “Loan Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement) by and among KATAPULT SPV-1 LLC, a Delaware limited liability company (“Borrower”), Holdings, Agent and the financial institutions party thereto from time to time as lenders (along with Agent the “Lenders”), Borrower has become indebted, and may from time to time be further indebted, to Agent and Lenders with respect to a credit facility (the “Loan”) which is further evidenced, secured or governed by the other Loan Documents; and
WHEREAS, Agent and the Lenders are not willing to make the Loan, or otherwise extend credit, to Borrower unless each Guarantor unconditionally guarantees payment and performance to Agent, for the benefit of itself and the Lenders, of the Guaranteed Obligations (as herein defined); and
WHEREAS, each Guarantor owns, directly or indirectly, equity interests in the Borrower, and each Guarantor will directly or indirectly benefit from the Agent and the Lenders making the Loan to Borrower.
NOW, THEREFORE, as an inducement to the Agent and the Lenders to make the Loan to Borrower, and to extend such additional credit as Agent and the Lenders may from time to time agree to extend under the Loan Documents, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:
ARTICLE I
NATURE AND SCOPE OF GUARANTY
1.1Guaranty of Obligation. Each Guarantor hereby irrevocably and unconditionally, jointly and severally, guarantees to Agent and the Lenders and their respective successors and assigns the payment and performance of the Guaranteed Obligations as and when the same shall be due and payable in accordance with Section 1.4, whether by lapse of time, by acceleration of maturity or otherwise. Each Guarantor hereby irrevocably and unconditionally covenants and agrees that it is jointly and severally liable for the Guaranteed Obligations as a primary obligor.
1.2Definition of Guaranteed Obligations. As used herein, the term “Guaranteed Obligations” means:
(a)Subject to Section 1.2(c) below, the obligations or liabilities of Borrower to Agent for any loss, damage, cost, expense, liability, claim or other obligation actually incurred by Agent or any Lender (including, without limitation, attorneys’ fees and costs reasonably incurred) collectively, “Losses”) arising out of or in connection with the following:
(i)any willful or intentional misrepresentation or gross negligence by Borrower, Servicer (so long as Servicer is Holdings or an Affiliate of Holdings) or any Guarantor in connection with the Loan;
(ii)any acts of fraud, misappropriation or misapplication of funds or proceeds of any Collateral by Borrower, Servicer (so long as Servicer is an Affiliate of Borrower or any Guarantor) or any Guarantor;
(iii)any Change of Control not approved in writing by Agent prior to such Change of Control;
(iv)any unauthorized, consensual and intentional transfer, assignment, sale, encumbrance or other condition, restriction or exception affecting any Collateral under the Loan by Borrower, Servicer (so long as Servicer is Holdings or an Affiliate of Holdings) or any Guarantor;
(v)the willful removal or disposal of any portion of the Collateral after an Event of Default;
(vi)the willful misapplication or conversion by Borrower, Servicer (so long as Servicer is Holdings or an Affiliate of Holdings) or any Guarantor of (A) any proceeds of or payments made on or related to any Pledged Lease or (B) any insurance proceeds paid by reason of any loss, damage or destruction to the Collateral;
(vii)Borrower or any Guarantor (A) asserts any claim, defense or offset against Agent that Borrower or such Guarantor has waived or agreed not to assert or (B) make or made any application to any court or in connection with any other proceeding to declare that all or any portion of the lien of Agent or the obligations of Borrower to pay principal and interest as specified in the Loan Documents to be rescinded, set aside, or determined to be void or unenforceable; or
(viii)Borrower, Servicer or any Guarantor consenting to, seeking or causing, except pursuant to a court order consented to or sought by Borrower, Servicer or any Guarantor, any of the terms of any of the Loan Documents to be modified without Agent’s consent;
(b)Subject to Section 1.2(c) below, the entire amount of the Loan and all Obligations under the Loan Agreement and the other Loan Documents following the occurrence of any of the following:
(i)Borrower or any Guarantor files a voluntary petition under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law;
(ii)an officer, director, representative or Person which owns or controls, directly or indirectly, of Borrower or any Guarantor, files, or joins in the filing of, an involuntary petition against Borrower or any Guarantor under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower or any Guarantor from any Person; or
(iii)Borrower or any Guarantor files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition from any Person.

(c)Notwithstanding anything to the contrary in this Agreement, the Guaranteed Obligations shall not include, and the Guarantors shall have no liability, whether as a primary obligor or otherwise, including for any Losses under Section 1.2(a) or any Obligations under the Loan Agreement and the other Loan Documents or other amounts under Section 1.2(b), to the extent arising out of or in connection with any of the acts or occurrences set forth in Sections 1.2(a) and/or 1.2(b) to the extent that such acts or occurrences were taken, or caused to have been taken directly by Agent or any Lender and/or their transferees, or any Person to whom the equity interests in Borrower are transferred as a result of the exercise by Agent or Lenders of their rights and remedies under the Loan Agreement or other Loan Documents, whether in any capacity whatsoever, including in their capacities of Agent, Lender or attorney-in-fact to, or owner of, Borrower.
1.3Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty may not be revoked by any Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by any Guarantor and after any Guarantor’s death (in which event this Guaranty shall be binding upon such Guarantor’s estate and such Guarantor’s legal representatives and heirs). The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of any Guarantor to Agent or the Lenders with respect to the Guaranteed Obligations. This Guaranty may be enforced by Agent and its successors and assigns on behalf of itself and the Lenders and shall not be discharged by the assignment or negotiation of all or part of the Obligations.
1.4Payment By Guarantor. If at any time following the occurrence or continuation of an Event of Default, any Guarantor shall have any liability in respect of the Guaranteed Obligations, whether at demand, maturity, acceleration or otherwise, each Guarantor shall, within five (5) days after demand by Agent to such Guarantor, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to Agent at Agent’s address as set forth herein, for the benefit of itself and the Lenders. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.
1.5No Duty To Pursue Others. It shall not be necessary for Agent (and each Guarantor hereby waives any rights which such Guarantor may have to require Agent), in order to enforce the obligations of Guarantors hereunder, first to (i) institute suit or exhaust its remedies against Borrower or others liable on the Loan or the Guaranteed Obligations or any other person, (ii) enforce or exhaust Agent’s rights against the Collateral, (iii) enforce Agent’s rights against any other guarantors of the Guaranteed Obligations, (iv) join Borrower or any others liable on the Obligations in any action seeking to enforce this Guaranty, or (vi) resort to any other means of obtaining payment of the Guaranteed Obligations. Agent shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.
1.6Waivers. Each Guarantor agrees to the provisions of the Loan Documents, and hereby waives notice of (i) any loans or advances made by Agent to Borrower pursuant to and in accordance with the Loan Agreement and each other Loan Document, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Loan Agreement or of any other Loan Documents, (iv) the execution and delivery by Borrower and Agent of any other loan or credit agreement or of Borrower’s execution and delivery of any promissory notes or other documents arising under the Loan Documents, (v) the occurrence of any Default or an Event of Default under the Loan Agreement, (vi) Agent’s transfer or disposition of the Guaranteed Obligations, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Obligations, (viii) protest, proof of non-payment or default by Borrower of its Obligations, or (ix) any other action at any time taken or omitted by Agent, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and the obligations hereby guaranteed.
1.7Payment of Expenses. In the event that Guarantors should breach or fail to timely perform any provisions of this Guaranty, Guarantors shall, within five (5) days after demand by Agent, pay Agent all costs and expenses (including court costs and attorneys’ fees) incurred by Agent in the enforcement hereof or the preservation of Agent’s rights hereunder. Each Guarantor agrees that it is jointly and severally liable for the payment of costs and expenses under this Section 1.7. The covenant contained in this Section shall survive the payment and performance of the Guaranteed Obligations.
1.8Effect of Bankruptcy. In the event that, pursuant to any Debtor Relief Law, or any judgment, order or decision thereunder, Agent or any Lender must rescind or restore any payment, or any part thereof, received by Agent or any Lender in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Agent or any Lender shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Borrower and each Guarantor that no Guarantor’s obligations hereunder shall be discharged except by such Guarantor’s performance of such obligations and then only to the extent of such performance.
1.9Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained in this Guaranty, each Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating Guarantors to the rights of Agent), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by any Guarantor under or in connection with this Guaranty or otherwise, until the Obligations are repaid in full and the Loan Agreement and the other Loan Documents have been terminated.
1.10[Reserved].
1.11Exclusive Right to Finance. Each Guarantor hereby covenants and agrees not to form, or consent to or otherwise acquiesce in the formation of, any Affiliate of Guarantor, or otherwise use any Subsidiary existing on the Closing Date, to circumvent the intent of the covenants, agreements and obligations of the Borrower set forth in Section 2.14(c) of the Loan Agreement.
1.12Right of First Refusal. Each Guarantor hereby covenants and agrees to comply with the provisions of Section 6.16 of the Loan Agreement applicable to it in all respects.
1.13Publicity and Confidentiality. Each Guarantor hereby covenants and agrees to comply with and be bound by the provisions set forth in Section 12.10 of the Loan Agreement as if it were party thereto as the Borrower.

ARTICLE II
EVENTS AND CIRCUMSTANCES NOT REDUCING
OR DISCHARGING GUARANTORS’ OBLIGATIONS
Each Guarantor hereby consents and agrees to each of the following, and agrees that such Guarantor’s obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which such Guarantor might otherwise have as a result of or in connection with any of the following:
1.1Modifications. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligations or the Obligations, the Loan Agreement, the other Loan Documents, or any other document, instrument, contract or understanding between Borrower and Agent or any Lender, or any other parties, pertaining to the Guaranteed Obligations or any failure of Agent to notify such Guarantor of any such action, in each case, as permitted by the Loan Agreement or the other Loan Documents.
1.2Adjustment. Any adjustment, indulgence, forbearance or compromise of the Obligations or the Guaranteed Obligations that might be granted or given by Agent or the Lenders to Borrower or any other Guarantor.
1.3Condition of Borrower or Guarantors. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, any other Guarantor or any other party at any time liable for the payment of all or part of the Obligations or Guaranteed Obligations; or any death or dissolution of Borrower or any Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or any Guarantor, or any changes in the shareholders, partners, members or trustee of Borrower or any Guarantor; or any reorganization of Borrower or any Guarantor.
1.4Invalidity of Guaranteed Obligations and Obligations. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations or the Obligations, or any document or agreement executed in connection with the Guaranteed Obligations or the Obligations, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Obligations or the Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Obligations or the Obligations or any part thereof is ultra vires, (iii) the officers or representatives executing the Loan Agreement or the other Loan Documents or otherwise creating the Guaranteed Obligations or the Obligations acted in excess of their authority, (iv) the Guaranteed Obligations or the Obligations violate applicable usury laws, (v) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Obligations wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Obligations or the Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or the Obligations or executed in connection with the Guaranteed Obligations or the Obligations, or given to secure the repayment of the Guaranteed Obligations or the Obligations) is illegal, uncollectible or unenforceable, or (vii) the Loan Agreement or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that each Guarantor shall remain liable hereon regardless of whether Borrower or any other person (other than such Guarantor) be found not liable on the Guaranteed Obligations or the Obligations or any part thereof for any reason.
1.5Release of Obligors. Any full or partial release of the liability of Borrower on the Guaranteed Obligations or the Obligations, or any part thereof, or of any co-guarantors, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by each Guarantor that such Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other party, and such Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Obligations, or that Agent will look to other parties to pay or perform the Guaranteed Obligations.
1.6Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations or the Obligations.
1.7Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations or the Obligations.
1.8Care and Diligence. The failure of Agent, any Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of any collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Agent (i) to take or prosecute any action for the collection of any of the Guaranteed Obligations or the Obligations, (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations or the Obligations.
1.9Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations or the Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by each Guarantor that such Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the collateral for the Guaranteed Obligations or the Obligations.
1.10Merger. The reorganization, merger or consolidation of Borrower into or with any other Person or any other corporate transaction involving Borrower.
1.11Preference. Any payment by Borrower to Agent or any Lender is held to constitute a preference under bankruptcy laws, or for any reason Agent is required to refund such payment or pay such amount to Borrower or someone else.
1.12Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Documents, the Guaranteed Obligations, the Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations or the Obligations pursuant to the terms hereof, it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations or the Obligations.

ARTICLE III
REPRESENTATIONS, WARRANTIES AND COVENANTS
To induce Agent and each Lender to enter into the Loan Documents and extend credit to Borrower, each Guarantor represents and warrants to Agent and the Lenders as follows:
1.1Benefit. Such Guarantor owns, directly or indirectly, equity interests in the Borrower, and each Guarantor has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.
1.2Familiarity and Reliance. Such Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Obligations; however, such Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.
1.3No Representation By Agent. Neither Agent, any Lender nor any other party has made any representation, warranty or statement to such Guarantor in order to induce such Guarantor to execute this Guaranty.
1.4Guarantor’s Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, such Guarantor is, and will be, solvent and able to meet its obligations and liabilities as they become due, and the assets of such Guarantor, at a Fair Valuation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Guarantor, and no unreasonably small capital base exists with respect such Guarantor.
1.5Legality. The execution, delivery and performance by such Guarantor of this Guaranty and each of the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereunder (and thereunder) (a) have been duly authorized by all requisite action of such parties and have been duly executed and delivered by such parties; (b) do not violate any provisions of (i) any Applicable Law, (ii) any order of any Governmental Authority binding on any such party or any of their respective properties, or (iii) the limited liability company agreement (or any other equivalent governing agreement or document) of any such party, or any agreement between any such party and its equity owners or among any such equity owners; (c) are not in conflict with, and do not result in a breach or default of or constitute an event of default, or an event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in a conflict, breach, default or event of default under, any indenture, agreement or other instrument to which any such party is a party, or by which the properties or assets of such party are bound, the effect of which could reasonably be expected to be, have or result in a Material Adverse Effect; (d) except as set forth herein or therein, will not result in the creation or imposition of any Lien of any nature upon any of the properties or assets of such party, and (e) except for filings in connection with the perfection of Agent’s Liens, do not require the consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person that has not been obtained. When executed and delivered, this Guaranty will constitute the legal, valid and binding obligation of such Guarantor, enforceable against such party in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether in a proceeding at law or in equity).
1.6Litigation. No Guarantor is a party to any material pending or, to the knowledge of such Guarantor, threatened action, suit, proceeding or investigation related to its respective business that could reasonably be expected to have a Material Adverse Effect, (b) there is no pending or, to the knowledge of such Guarantor, threatened action, suit, proceeding or investigation against such Guarantor that could reasonably be expected to prevent or materially delay the consummation by such Guarantor of the transactions contemplated herein, (c) no Guarantor is a party or subject to any order, writ, injunction, judgment or decree of any Governmental Authority and (d) there is no action, suit, proceeding or investigation initiated by such Guarantor currently pending that could reasonably be expected to have a Material Adverse Effect.
1.7Organization and Authority. Each Guarantor is a limited liability company or corporation, duly organized, validly existing and in good standing under the laws of its state of organization. Each Guarantor (a) has all requisite power and authority to own its properties and assets (including, without limitation, the Collateral) and to carry on its business as now being conducted and as contemplated in the Loan Documents, and (b) is duly qualified to do business in each jurisdiction in which failure to so qualify could reasonably be likely to have or result in a Material Adverse Effect. Each Guarantor has all requisite power and authority (i) to execute, deliver and perform this Guaranty and the Loan Documents to which it is a party, and (ii) to consummate the transactions contemplated under the Loan Documents to which it is a party. No Guarantor is an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, nor controlled by such an “investment company.” No transaction contemplated in this Guaranty or the other Loan Documents requires compliance with any bulk sales act or similar law.
1.8[Reserved].
1.9[Reserved].
1.10Anti-Terrorism; OFAC. Each Guarantor shall not, nor shall such Guarantor permit any of its Subsidiaries to, (a) be or become a Person whose property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism (66 Fed. Reg. 49079 (2001)), (b) engage in any dealings or transactions prohibited by Section 2 of such executive order, or otherwise be associated with any such Person in any manner violative of Section 2 of such executive order, or (c) otherwise become a Person on the list of Specially Designated Nationals and Blocked Persons in violation of the limitations or prohibitions under any other OFAC regulation or executive order.
ARTICLE IV
MISCELLANEOUS
1.1Delay; No Waiver of Defaults. No course of action or dealing, renewal, release or extension of any provision hereunder, or single or partial exercise of any such provision, or delay, failure or omission on Agent’s part in enforcing any such provision shall affect the liability of any Guarantor or operate as a waiver of such provision or preclude any other or further exercise of such provision. No waiver by any party to this Guaranty of any one or more defaults by any other party in the performance of any of the provisions hereunder shall operate or be construed as a waiver of any future default, whether of a like or different nature, and each such waiver shall be limited solely to the express terms and provisions of such waiver. Notwithstanding any other provision hereunder, by completing the Closing under the Loan Agreement and/or by making Advances, neither the Agent nor any Lender waives any breach of any representation or warranty of under this Guaranty, and all of Agent’s or any Lender’s claims and rights resulting from any such breach or misrepresentation are specifically reserved.
1.2Notices. Any notice or request shall be given to the applicable party at such party’s address set forth beneath its signature, or at such other address as such party may hereafter specify in a notice given in the manner required under this Section 4.2. Any notice or request hereunder shall be given only by, and shall be deemed to have been received upon (each, a “Receipt”): (i) registered or certified mail, return receipt requested, on the date on which such received as indicated in such return receipt, (ii) delivery by a nationally recognized overnight courier, one (1) Business Day after deposit with such courier, or (iii) facsimile or electronic transmission, in each case upon telephone or further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), as applicable.

1.3Governing Law; Jurisdiction; Service of Process; Venue.
(A)    THIS GUARANTY, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION.
(B)    BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY SHALL AFFECT ANY RIGHT THAT AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(C)    EACH GURANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION 4.3. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(D)    EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF PROCESS AND AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 4.2. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO

THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
1.4Severability; Captions; Counterparts; Facsimile Signatures. If any provision of this Guaranty is adjudicated to be invalid under Applicable Laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Guaranty which shall be given effect so far as possible. The captions in this Guaranty are intended for convenience and reference only and shall not affect the meaning or interpretation of this Guaranty. This Guaranty may be executed in one or more counterparts (which taken together, as applicable, shall constitute one and the same instrument) and by facsimile transmission, which facsimile signatures shall be considered original executed counterparts. Each party to this Guaranty agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party.
1.5Amendments. This Guaranty may only be amended by a writing executed by each Guarantor and Agent.
1.6Parties Bound; Assignment; Joint and Several. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantors may not, without the prior written consent of Agent, assign any of its rights, powers, duties or obligations hereunder. If Guarantor consists of more than one person or party, the obligations and liabilities of each such person or party pursuant to this Guaranty, including, but not limited to, the payment and performance of the Guaranteed Obligations and the payment of costs and expenses pursuant to Section 1.7 hereof, shall be joint and several.
1.7[Reserved].
1.8Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.
1.9[Reserved].
1.10Rights and Remedies. If any Guarantor becomes liable for any indebtedness owing by Borrower to Agent, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Agent hereunder shall be cumulative of any and all other rights that Agent may ever have against such Guarantor. Agent shall have the right in its sole discretion to determine which rights, Liens and/or remedies Agent and Lenders may at any time pursue, relinquish, subordinate or modify, and such determination will not in any way waive, compromise, modify or affect any of Agent’s or Lenders’ rights, Liens or remedies under this Guaranty, Applicable Law or equity. The enumeration of any rights and remedies in this Guaranty is not intended to be exhaustive, and all rights and remedies of Agent and Lenders described hereunder are cumulative and are not alternative to or exclusive of any other rights or remedies which Agent and Lenders otherwise may have. The partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.
1.11Entirety. This Guaranty constitutes the entire agreement between Guarantors and Agent with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing signed by Guarantors and Agent. Except as set forth in and subject to Section 4.5, no provision of this Guaranty may be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally. Each party hereto acknowledges that it has been advised by counsel in connection with the negotiation and execution of this Guaranty and is not relying upon oral representations or statements inconsistent with the terms and provisions hereof.
1.12Waiver of Right To Trial By Jury.
    (A)    EACH GUARANTOR HEREBY (i) EXPRESSLY, KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND (ii) AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.
(B)    IN THE EVENT ANY SUCH CLAIM OR CAUSE OF ACTION IS BROUGHT OR FILED IN ANY UNITED STATES FEDERAL COURT SITTING IN THE STATE OF CALIFORNIA OR IN ANY STATE COURT OF THE STATE OF CALIFORNIA, AND THE WAIVER OF JURY TRIAL SET FORTH IN SECTION 4.12(A) IS DETERMINED OR HELD TO BE INEFFECTIVE OR UNENFORCEABLE, THE PARTIES AGREE THAT ALL CLAIMS AND CAUSES OF ACTION SHALL BE RESOLVED BY REFERENCE TO A PRIVATE JUDGE SITTING WITHOUT A JURY, PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638, BEFORE A MUTUALLY ACCEPTABLE REFEREE OR, IF THE PARTIES CANNOT AGREE, A REFEREE SELECTED BY THE PRESIDING JUDGE OF THE SANTA CLARA COUNTY, CALIFORNIA. SUCH PROCEEDING SHALL BE CONDUCTED IN SANTA CLARA COUNTY, CALIFORNIA, WITH CALIFORNIA RULES OF EVIDENCE AND DISCOVERY APPLICABLE TO SUCH PROCEEDING. IN THE EVENT CLAIMS OR CAUSES OF ACTION ARE TO BE RESOLVED BY JUDICIAL REFERENCE, ANY PARTY MAY SEEK FROM ANY COURT HAVING JURISDICTION THEREOVER ANY PREJUDGMENT ORDER, WRIT OR OTHER RELIEF AND HAVE SUCH PREJUDGMENT ORDER, WRIT OR OTHER RELIEF ENFORCED TO THE FULLEST EXTENT PERMITTED BY LAW NOTWITHSTANDING THAT ALL CLAIMS AND CAUSES OF ACTION ARE OTHERWISE SUBJECT TO RESOLUTION BY JUDICIAL REFERENCE.
1.13Reinstatement in Certain Circumstances. If at any time any payment of the principal of or interest under the Loan Agreement or any other amount payable by the Borrower under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantor’s obligations hereunder with respect to such payment shall be reinstated as though such payment has been due but not made at such time.
[Signature page follows]

EXECUTED as of the day and year first above written.
GUARANTORS:

COGNICAL, INC., a Delaware corporation

By: _/s/ Orlando Zayas_______________
Name: Orlando Zayas
Title: Chief Executive Officer

500 7th Avenue, 8th Floor
New York, NY 10018
Attention: Orlando Zayas
Telephone: (833) 449-4229

COGNICAL HOLDINGS, INC., a Delaware corporation

By: _/s/ Orlando Zayas_______________
Name: Orlando Zayas
Title: Chief Executive Officer

500 7th Avenue, 8th Floor
New York, NY 10018
Attention: Orlando Zayas
Telephone: (833) 449-4229